Prepaid Expenses and Other Current Assets, Net	6 Months Ended
Sep. 30, 2023
Prepaid Expenses and Other Current Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

NOTE 5 — PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

	As of March 31,	As of September 30,
	2023	2023
	RMB	RMB
Advance to suppliers	63,410	75,093
Input GST/IVA	384	455
Receivables from supply chain service provider	7,648	4,727
Expected return assets	-	-
Other receivables	24,224	21,468
Allowance for doubtful accounts	(355)	(355)
Prepaid expenses and other current assets, net	95,311	101,388

As of March 31, 2023, other receivables consisted of deposits for leased equipment and VAT accrued for purchase of raw materials amounted to RMB2 million and RMB7 million. As of September 30, 2023, other receivables consisted of deposits for leased equipment and VAT accrued for purchase of raw materials amounted to RMB2 million and RMB3 million.